Exhibit 99.1

NEWS RELEASE
Contact:
Alliance Data
Tiffany Louder – Investor Relations
Alliance Data
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

ALLIANCE DATA SIGNS MULTI-YEAR RENEWAL AGREEMENT
WITH Z GALLERIE

Alliance Data to Continue to Provide Private Label Credit Card and Marketing Services to Upscale Home Furnishings and Accessories Retailer, Drive Brand Affinity and Cardholder Acquisition

DALLAS, Dec. 12, 2013 -- Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced its Retail Services business, which manages more than 120 private label and co-brand credit programs, has signed a multi-year renewal agreement to continue providing private label credit card services for home décor and lifestyle retailer Z Gallerie. The specialty retailer, which was founded in 1979 by siblings Joe Zeiden, Mike Zeiden and Carole Malfatti, has grown into a successful chain of 58 stores located in 19 states, featuring an eclectic mix of upscale home furnishings and accessories. Z Gallerie is based in Los Angeles and is privately held.

“We consider the Z Gallerie Credit Card a key component to driving incremental sales, increasing frequency of purchases and strengthening the relationship we have with our customers,” said Mike Zeiden, founder and chief financial officer for Z Gallerie. “We’re confident Alliance Data’s expertise in building strong credit and customer loyalty programs, along with its innovative marketing tools, will help us continue to deliver on our brand value proposition. In our renewed partnership with Alliance Data we look forward to offering our cardholders a superior credit product and outstanding service.”

Alliance Data will continue to deliver a marketing-driven private label credit card program that recognizes and rewards Z Gallerie cardholders with meaningful rewards for purchases made with the Z Gallerie Credit Card. In addition to points earned on purchases, the credit card program provides cardholders with special financing offers and payment options, as well as other exclusive benefits, such as cardholder discounts, private sales and product previews. Alliance Data will support Z Gallerie with ongoing integrated marketing programs designed to drive brand loyalty and repeat purchases.

“Z Gallerie is a distinctive brand that epitomizes quality and style while offering a unique shopping experience. We are so pleased to continue this valued partnership with the goal of driving long-term loyalty and increasing sales through the private label card program,” added Melisa Miller, president of Alliance Data Retail Services. “We are focused on helping Z Gallerie be the home furnishings destination of choice for their cardholders by delivering a marketing-driven credit and loyalty solution that will strengthen brand affinity and support their business growth.”

About Z Gallerie
Founded by Joe Zeiden, Carole Malfatti and Mike Zeiden in 1979, Z Gallerie began as a small poster shop in Sherman Oaks, CA. The siblings operated the store by day and framed posters by night in the garage of their parents’ home in Van Nuys, CA.  Much has changed since 1979.  However the siblings, with the help and dedication of over 800 employees, retain a family culture and Z Gallerie remains a privately owned company. Z Gallerie currently has 58 retail stores in 19 states, and an e-commerce website and at www.zgallerie.com. The company is headquartered in the Los Angeles area with an additional buying office in Berkeley, Calif.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with more than 120 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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